UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2004
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6368	38-1612444

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Ford Motor Company’s Current Report on Form 8-K dated December 8, 2004, concerning the retirement of Nicholas V. Scheele, the President of Ford Motor Company, the retirement of Allan D. Gilmour, the Vice Chairman of Ford Motor Company, and the appointment of James J. Padilla as President and Chief Operating Officer of Ford Motor Company, filed as Exhibit 99 to this Report, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing
Exhibit 99	Form 8-K dated	Filed with this Report
December 8, 2004 of
Ford Motor Company

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY (Registrant)
Date: December 14, 2004	By:	/s/ Corey MacGillivray
Corey MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description
Exhibit 99	Form 8-K dated December 8, 2004 of Ford Motor Company